COVID-19	12 Months Ended
Dec. 31, 2021
COVID-19 [Abstract]
Disclosure of Covid-19	COVID-19
In March 2020, the decree of a COVID-19 state of pandemic and the numerous measures put in place by the federal, provincial and municipal governments to protect the public, which had impacts on the Group’s operations. This state of pandemic could cause significant changes to the assets or liabilities and / or have a significant impact on future operations.
There continues to be significant uncertainty surrounding the COVID-19 pandemic. The COVID-19 pandemic significantly negatively impacted the global economy in 2020 and 2021 and may continue to do so in the future. Global conditions that originated during the pandemic continue to persist and may have a long-lasting adverse impact on Lion's business and its industry. Given the dynamic nature of the pandemic, as demonstrated by the emergence of COVID-19 variants, infection and vaccination rates, and governmental regulations and measures that continue to fluctuate, the full extent to which COVID-19 (including as a result of the currently prevalent variants and the potential emergence of other variants of the virus in the future) impacts Lion’s business or the global economy and the markets in which Lion operates and sells its products, including Canada and the United States, will depend on unknown future developments which Lion cannot predict. Accordingly, as of the date of these consolidated financial statements, management continues to closely monitor the evolving situation.